Exhibit 10.3

Note Modification Agreement

AGREEMENT (“Note Modification Agreement”) made as of July 31, 2015 by and between Atrinsic, Inc., a Delaware corporation (the “Company”) and Iroquois Master Fund Ltd (“Iroquois” or “Holder”).

WHEREAS, Iroquois is the holder of (i) a Promissory Note (the “February 2014 Note”) made by the Company in the principal amount of $87,500, dated February 11, 2014, with a maturity date of July 31, 2015, (ii) a Promissory Note (the “August 2014 Note”) made by the Company in the principal amount of $45,000, dated August 15, 2014, with a maturity date of July 31, 2015, (iii) a Promissory Note (the “December 2014 Note”) made by the Company in the principal amount of $75,000, dated December 18, 2014, with a maturity date of July 31, 2015, and (iv) a Promissory Note (the “May 2015 Note”) made by the Company in the principal amount of $50,000, dated May 15, 2015, with a maturity date of July 31, 2015 (collectively, the February 2014 Note, August 2014 Note, December 2014 Note and the May 2015 Note are referred to hereinafter as the “Prior Notes”);

WHEREAS, Iroquois and the Company desire to amend the Security Agreement by Letter Agreement dated September 3, 2015 (collectively, the “Security Agreement”); and

WHEREAS, the parties desire to amend the Prior Notes to extend their respective maturity dates and to permit conversion of the principal and accrued interest due and payable under the Prior Notes into shares of common stock, par value $0.000001 per share, of the Company;

NOW THEREFORE, the parties hereby agree as follows:

1.	Capitalized terms use but not defined herein shall have the same meaning as ascribed in the Prior Notes.

2.	The respective maturity date of each of the Prior Notes is hereby extended to August 31, 2016.

3.	The following Sections 7 and 8 are hereby added to each of the Prior Notes:

Section 7.             Conversion.

a)            Voluntary Conversion. At all times after the Original Issue Date until this Note is no longer outstanding, the principal and accrued interest due and payable under this Note shall be convertible into shares of common stock, par value $0.000001 per share, of the Company (“Common Stock”) at the option of the Holder, in whole or in part at any time and from time to time, so long and only to the extent that after taking into consideration all issued and outstanding common stock shares and the maximum number of shares issuable under all issued and outstanding convertible securities at the time of conversion, there remain enough authorized but unissued shares under the Company’s Certificate of Incorporation that are not previously reserved for issuance under such convertible securities to effect conversion of this Note. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of Note to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company’s request, the Holder shall surrender the Note to the Company within five (5) trading days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

b)            Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall initially be equal to $5.00 per share (the “Conversion Price”).

c)            Mechanics of Conversion

i.             Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the amount of this Note (whether principal or accrued but unpaid interest) to be converted by (y) the Conversion Price.

ii.            Delivery of Certificate Upon Conversion. Not later than five (5) trading days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares representing the number of shares of Common Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash).

iii.           Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note (after taking into account all existing issued and outstanding shares of Common Stock and all shares reserved for issuance under the Company’s issued and outstanding convertible securities), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 8) upon the conversion of the outstanding principal amount and accrued interest under this Note. The Company covenants that all shares of Common Stock that are issuable upon conversion of this Note shall, upon issuance, be duly and validly authorized, issued and fully paid and nonassessable.

iv.           Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the fair market value of a share at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

v.            Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate.

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d)            Holder’s Representations.

i.             Own Account. Holder understands that the Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and upon Conversion will acquire the Conversion Shares as principal for its own account and not with a view to or for distributing or reselling the Conversion Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing the Conversion Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Conversion Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Holder’s right to sell the Conversion Shares otherwise in compliance with applicable federal and state securities laws).

ii.            Holder Status. On the date hereof and on each date on which Holder elects to convert all or a portion of this Note, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

iii.           Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Note and the Conversion Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Note and the Conversion Shares and, at the present time, is able to afford a complete loss of such investment.

Section 8.             Certain Adjustments.

a)            Adjustment Triggers.

i.             Stock Dividends and Stock Splits. If the Company, at any time after the Original Issue Date while the Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock to all stockholders of the Company (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

ii.            Voluntary Adjustment By Company. The Company may at any time reduce the then current Conversion Price to any amount and for any period of time deemed appropriate and approved by the Board in accordance with Delaware law, provided that the same voluntary adjustment shall be made to the then current Conversion Price of all outstanding Notes (as defined in the Security Agreement).

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b)            Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c)            Notice to Holder.

i.             Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 8, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.            Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall be entitled to convert this Note during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

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d)           Limitation on Beneficial Ownership.

(i)           Except as provided otherwise in this Section 8(d)(i), the number of Conversion Shares that may be acquired by the Holder shall be limited to the extent necessary to insure that, after giving effect to such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock then beneficially owned by the Holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including shares held by any “group” of which the Holder is a member, but, for avoidance of doubt, excluding shares of Common Stock issuable upon conversion or exercise of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) does not exceed 4.99% (the “Maximum Percentage”) of the total number of shares of Common Stock of the Company issued and outstanding immediately after giving effect to such conversion (or deemed conversion for voting purposes) (the “Beneficial Ownership Cap”). Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and its Affiliates and not to any other holder of contemporaneously issued Notes that is not an Affiliate. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to the Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Holder will be deemed to be an affiliate of the Holder. In the event the Company is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of this Note.

(ii)           For purposes of the foregoing, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares under this Note beneficially owned by such Person or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section beneficially owned by Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 8(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 8(d), in determining the number of outstanding shares of Common Stock, Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of Holder, the Company shall within one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including conversions under this Note (or deemed conversion, as applicable), by Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In the event that the Company cannot issue any shares of Common Stock to a Holder solely by reason of this Section 8(d) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Holder to exceed the Beneficial Ownership Cap, at which time such Holder shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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4.            Except as otherwise modified hereby, all other terms and provisions of the Prior Notes shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS ON THE NEXT PAGE]

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Note Modification Agreement as of the date indicated above.

Atrinsic, Inc.

By:	/s/ Edward Gildea
Edward Gildea,
Chief Executive Officer

Iroquois Master Fund Ltd.

By:	/s/ Joshua Silverman
Joshua Silverman, Authorized Signatory

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note of Atrinsic, Inc., a Delaware corporation (the “Company”), due on ___________, 20__, into shares of common stock, par value $0.000001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by due Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Notes to be Converted:

Payment of Interest in Common Stock_ yes _ no
If yes, $______ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address: